MERRILL LYNCH
PENNSYLVANIA
MUNICIPAL
BOND FUND







FUND LOGO







Semi-Annual Report

January 31, 1996



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Pennsylvania
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011






TO OUR SHAREHOLDERS

Although the partial shutdown of the US Government curtailed the release of most economic data in the latter part of the six-month period ended January 31, 1996, it was nonetheless apparent that gross domestic product (GDP) growth was losing momentum. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by continuing to modestly lower short-term interest rates. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly over the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the six months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
We were constructive on the fixed-income market during the six months ended January 31, 1996. Throughout the period we sought to acquire new securities which we believed would perform well in an environment of falling interest rates. This strategy was possible as a result of a 32% increase in Pennsylvania municipal issuance for the six-month period as compared to the corresponding period in 1995. At the same time, we elected to eliminate from the portfolio those securities which we believed had poor performance characteristics. As a result, the portfolio is positioned to be more responsive to changes in interest rates.

Looking ahead, we remain positive on long-term interest rates in response to a backdrop of slow economic growth, low inflation, tight fiscal policy and the return of favorable technical conditions to the Pennsylvania municipal market. Therefore, we will remain fully invested to seek to enhance the tax-exempt income available to our shareholders and will consider any significant decline in the market as an opportunity to adopt a more aggressive investment strategy.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Pennsylvania
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Vice President







(William M. Petty)
William M. Petty
Portfolio Manager



March 6, 1996

We are pleased to announce that William M. Petty is responsible for the day-to-day management of Merrill Lynch Pennsylvania Municipal Bond Fund. Mr. Petty has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1993 as Vice President and was Assistant Vice President from 1992 to 1993. Prior thereto, he was employed by J.J. Kenny Municipal Bond Brokers as Municipal Bond Broker from 1990 to 1992.





PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +17.26%        +12.57%
Five Years Ended 12/31/95                 + 9.18         + 8.29
Inception (8/31/90)
through 12/31/95                          + 9.16         + 8.32

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/95                       +16.57%        +12.57%
Five Years Ended 12/31/95                 + 8.61         + 8.61
Inception (8/31/90)
through 12/31/95                          + 8.59          +8.59

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/95                       +16.55%        +15.55%
Inception (10/21/94)
through 12/31/95                          +12.44         +12.44

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +17.13%        +12.45%
Inception (10/21/94)
through 12/31/95                          +13.10         + 9.30

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.





PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                          Net Asset Value         Capital Gains
Period Covered        Beginning       Ending       Distributed         Dividends Paid*    % Change**
8/31/90-12/31/90         $10.00       $10.05           --                   $0.237          + 2.90%
1991                      10.05        10.61           --                    0.678          +12.75
1992                      10.61        10.90         $0.005                  0.660          + 9.31
1993                      10.90        11.65          0.040                  0.638          +13.39
1994                      11.65        10.43           --                    0.606          - 5.35
1995                      10.43        11.57           --                    0.617          +17.26
1/1/96-1/31/96            11.57        11.57           --                    0.035          + 0.39
                                                     ------                 ------
                                               Total $0.045           Total $3.471

                                                     Cumulative total return as of 1/31/96: +60.24%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                          Net Asset Value         Capital Gains
Period Covered         Beginning      Ending       Distributed         Dividends Paid*    % Change**
8/31/90-12/31/90         $10.00       $10.05           --                   $0.219          + 2.73%
1991                      10.05        10.61           --                    0.626          +12.18
1992                      10.61        10.90         $0.005                  0.605          + 8.76
1993                      10.90        11.65          0.040                  0.580          +12.82
1994                      11.65        10.43           --                    0.551          - 5.82
1995                      10.43        11.56           --                    0.561          +16.57
1/1/96-1/31/96            11.56        11.57           --                    0.032          + 0.45
                                                     ------                 ------
                                               Total $0.045           Total $3.174

                                                     Cumulative total return as of 1/31/96: +55.93%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance Summary--Class C Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*     % Change**
10/21/94-12/31/94        $10.68       $10.43           --                   $0.109          - 1.31%
1995                      10.43        11.57           --                    0.550          +16.55
1/1/96-1/31/96            11.57        11.58           --                    0.031          + 0.45
                                                                            ------
                                                                      Total $0.690

                                                     Cumulative total return as of 1/31/96: +15.54%**



 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*     % Change**
10/21/94-12/31/94        $10.68       $10.44           --                   $0.120          - 1.10%
1995                      10.44        11.58           --                    0.607          +17.13
1/1/96-1/31/96            11.58        11.58           --                    0.035          + 0.39
                                                                            ------
                                                                      Total $0.762

                                                     Cumulative total return as of 1/31/96: +16.29%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


Recent Performance Results
                                                                               12 Month    3 Month
                                                1/31/96  10/31/95   1/31/95    % Change    % Change
Class A Shares*                                 $11.57    $11.26    $10.68      + 8.33%     +2.75%
Class B Shares*                                  11.57     11.26     10.68      + 8.33      +2.75
Class C Shares*                                  11.58     11.26     10.68      + 8.43      +2.84
Class D Shares*                                  11.58     11.27     10.69      + 8.33      +2.75
Class A Shares--Total Return*                                                   +14.46(1)   +4.12(2)
Class B Shares--Total Return*                                                   +13.89(3)   +3.99(4)
Class C Shares--Total Return*                                                   +13.87(5)   +4.06(6)
Class D Shares--Total Return*                                                   +14.34(7)   +4.10(8)
Class A Shares--Standardized 30-day Yield         4.48%
Class B Shares--Standardized 30-day Yield         4.16%
Class C Shares--Standardized 30-day Yield         4.05%
Class D Shares--Standardized 30-day Yield         4.38%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.616 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.153 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.560 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.138 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.548 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.135 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.606 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.150 per share ordinary income dividends.


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Pennsylvania Municipal
Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development  Authority
IDR        Industrial Development Revenue Bonds
LT         Limited Tax
MVRICS     Municipal Variable Rate Inverse Class Securities
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's       Face                                                                                      Value
Ratings  Ratings      Amount                                       Issue                                       (Note 1a)

Pennsylvania--98.9%
AAA      Aaa        $   500   Allegheny County, Pennsylvania, Airport Revenue Bonds (Great Pittsburgh
                              International Airport), AMT, Series C, 8.25% due 1/01/2016 (c)                    $    544


                              Allegheny County, Pennsylvania, Hospital Development Authority Revenue Bonds:
A1+      VMIG1++        200     (Presbyterian Health Center), VRDN, Series B, 3.15% due 3/01/2020 (a)(c)             200
A1+      VMIG1++        700     (Presbyterian Health Center), VRDN, Series C, 3.15% due 3/01/2020 (a)                700
NR*      VMIG1++        100     (Presbyterian University Hospital), VRDN, Series B-1, 3.15% due 3/01/2018 (a)        100
NR*      VMIG1++        165     (Presbyterian University Hospital), VRDN, Series B-2, 3.15% due 3/01/2018 (a)        165
NR*      A            2,000     (South Hills Health System), Series A, 6.50% due 5/01/2014                         2,091


AAA      Aaa          4,785   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                              Development MPB Association Project), 7.70% due 12/01/2013 (g)                       6,230

AAA      Aaa            475   Allegheny County, Pennsylvania, Institutional District Bonds, UT,
                              Series 18, 7.30% due 4/01/2009 (c)                                                     526

NR*      Aaa            495   Allegheny County, Pennsylvania, Residential Finance Authority, S/F Mortgage
                              Revenue Bonds, Series L, 7.50% due 6/01/2015 (e)                                       528

AAA      Aaa            750   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue Bonds,
                              Series C, 6.50% due 12/01/2001 (d)(f)                                                  840

                              Beaver County, Pennsylvania, IDA, PCR, Refunding:
AAA      Aaa            500     (Ohio Edison Project), Series A, 7.75% due 9/01/2024 (d)                             559
AAA      Aaa          1,500     (Pennsylvania Power Company--Beaver Valley Project), 6% due 9/01/2028 (b)          1,586

AAA      Aaa          1,430   Berks County, Pennsylvania, GO, UT, Second Series, 5.65%** due 5/15/2020 (d)           383

                              Bethlehem, Pennsylvania, Water Authority, Revenue Refunding Bonds (c):
AAA      Aaa          1,000     4.875% due 11/15/2014                                                                952
AAA      Aaa          2,350     5.20% due 11/15/2021                                                               2,294

AAA      Aaa          2,000   Bristol Township, Pennsylvania, School District, GO, Series A, 6.625% due
                              2/15/2002 (c)(f)                                                                     2,281

AAA      Aaa          3,550   Cambria County, Pennsylvania, GO, UT, Series A, 6.625% due 8/14/2014 (d)             3,983

AAA      Aaa          3,000   Cumberland County, Pennsylvania, Municipal Authority College, Revenue
                              Refunding Bonds(Messiah College Project), 5.125% due 10/01/2015 (b)                  2,929

A        A3             500   Dauphin County, Pennsylvania, IDA, Water Development Revenue Bonds (Dauphin
                              Consolidated Water Supply), AMT, Series A, 6.90% due 6/01/2024                         588

AAA      NR*          4,000   Delaware County, Pennsylvania, College Authority Revenue Bonds (Neumann
                              College), 5.625% due 10/01/2025                                                      4,019

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's       Face                                                                                       Value
Ratings Ratings      Amount                                       Issue                                        (Note 1a)

Pennsylvania  (continued)
A-       NR*         $2,350   Delaware County, Pennsylvania, Hospital Authority Revenue Bonds (Riddle
                              Memorial Hospital), 6.50% due 1/01/2022                                         $    2,410

AA-      Aa3          1,000   Delaware County, Pennsylvania, IDA, Revenue Refunding Bonds (Resource
                              Recovery Project), Series A, 8.10% due 12/01/2013                                    1,048

                              Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN (a):
A1       NR*            200     Sub-Series B-10, 3.25% due 3/01/2024                                                 200
A1       NR*            200     Sub-Series B-12, 3.35% due 3/01/2024                                                 200
A1       NR*            400     Sub-Series D-12, 3.20% due 3/01/2024                                                 400

                              Erie County, Pennsylvania, IDA, PCR, Refunding (International Paper Co.):
A-       A3           1,000     7.15% due 9/01/2013                                                                1,082
A-       A3             425     Series A, 7.60% due 9/01/2010                                                        465

AAA      Aaa          1,155   Exeter Township, Pennsylvania, School District, GO, UT, 6.65% due 5/15/2010 (d)      1,273

A-       NR*          4,990   Gettysburg, Pennsylvania, Municipal Authority, College, Revenue Refunding
                              Bonds (Gettysburg College Project), 6.60% due 2/15/2012                              5,369

AAA      Aaa          2,960   Hollidaysburg, Pennsylvania, Area School District, Improvement Bonds, UT,
                              6.50% due 6/01/2020 (b)                                                              3,270

NR*      Baa1         1,500   Latrobe, Pennsylvania, IDA, College Revenue Bonds (Saint Vincent College
                              Project), 6.75% due 5/01/2024                                                        1,589

BBB+     NR*          2,000   Lebanon County, Pennsylvania, Good Samaritan Hospital Authority, Revenue
                              Refunding Bonds (Good Samaritan Hospital Project), 6% due 11/15/2018                 1,914

A        A            2,585   Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds
                              (Muhlenberg Hospital Center), Series A, 5.75% due 7/15/2010                          2,585

AAA      Aaa          1,500   Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania Power &
                              Light Company Project), Series A, 6.40% due 11/01/2021 (c)                           1,615

                              Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Refunding Bonds
                              (Pennsylvania Gas and Water Company Project), AMT, Series A:
BBB-     Baa3         3,600     7.20% due 10/01/2017                                                               3,887
AAA      Aaa          2,000     7% due 12/01/2017 (b)                                                              2,273

                              Montgomery County, Pennsylvania, Higher Education and Health Authority,
                              Hospital Revenue Bonds:
AAA      Aaa          2,500     (Abington Hospital), MVRICS, Series A, 9.09% due 6/01/2011 (b)(h)                  2,934
NR*      NR*            225     (Jeanes Health System Project), 8.625% due 7/01/2000 (f)                             269
BBB      NR*          1,435     (Northwestern Corporation), 7% due 6/01/2012                                       1,500

BBB+     Baa2         2,665   Montgomery County, Pennsylvania, IDA, PCR, Refunding (Philadelphia Electric
                              Company), AMT, Series A, 7.60% due 4/01/2021                                         2,916

BBB+     NR*            475   Moon Transportation Authority, Pennsylvania, Highway Improvement Revenue
                              Bonds, 9.50% due 2/01/2016                                                             545

AAA      Aaa          4,400   Norristown, Pennsylvania, Municipal Waste Authority, Sewer Revenue Bonds,
                              5.125% due 11/15/2023 (d)                                                            4,239

AAA      Aaa          3,300   North Penn, Pennsylvania, Water Authority Revenue Bonds, 7% due
                              11/01/2004 (d)(f)                                                                    3,929

AAA      Aaa          4,000   North Wales, Pennsylvania, Water Authority Revenue Bonds, 7% due
                              11/01/2004 (d)(f)                                                                    4,735

AAA      NR*          2,095   Northampton County, Pennsylvania, Higher Education Authority Revenue
                              Bonds (Moravian College), 8.20% due 6/01/2001 (f)                                    2,532

BBB      NR*          1,500   Northeastern, Pennsylvania Hospital and Educational Authority, University
                              Revenue Refunding Bonds (Wilkes University), 5.625% due 10/01/2018                   1,440



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's       Face                                                                                       Value
Ratings Ratings      Amount                                       Issue                                        (Note 1a)

Pennsylvania (continued)
                              Pennsylvania Convention Center Authority, Revenue Refunding Bonds,
                              Series A:
BBB-     Baa         $1,555     6.70% due 9/01/2014                                                             $  1,694
BBB-     Baa          2,500     6.75% due 9/01/2019                                                                2,732

BBB-     Baa2         1,500   Pennsylvania Economic Development Financing Authority, Exempt Facilities
                              Revenue Bonds(MacMillan Limited Partnership Project), AMT, 7.60%
                              due 12/01/2020                                                                       1,705

BBB+     Baa1         4,000   Pennsylvania Economic Development Financing Authority, Wastewater Treatment
                              Revenue Bonds (Sun Company Inc.--R & M Project), AMT, Series A, 7.60%
                              due 12/01/2024                                                                       4,510

                              Pennsylvania, HFA, RIB, AMT (h):
AA       Aa           2,000     8.111% due 4/01/2025                                                               2,060
AA       Aa           1,000     Refunding, Series 1991-31C, 10.015% due 10/01/2023                                 1,112

NR*      Aaa          2,000   Pennsylvania Intergovernmental Cooperative Authority, City of Philadelphia
                              Funding Program, Special Tax Revenue Bonds, 6.80% due 6/15/2002 (f)                  2,281

A        NR*          2,000   Pennsylvania State Finance Authority, Revenue Refunding Bonds (Municipal Capital
                              Improvements Program), 6.60% due 11/01/2009                                          2,178

                              Pennsylvania State, HFA, S/F Mortgage Revenue Bonds, AMT:
AA+      Aa           1,145     Series 28, 7.65% due 10/01/2023                                                    1,223
AA+      Aa           2,165     Series 40, 6.90% due 4/01/2025                                                     2,273
AA+      Aa           1,500     Series 41-B, 6.65% due 4/01/2025                                                   1,555

                              Pennsylvania State Higher Educational Facilities Authority, College and
                              University Revenue Bonds:
A1+      NR*          5,300     (Carnegie Mellon University), VRDN, Series B, 3.85% due 11/01/2027 (a)             5,300
NR*      Baa          2,295     (Delaware Valley College of Science & Agriculture), 7% due 4/01/2022               2,478
AAA      Aaa            270     (Drexel University), 1st Series, 7.70% due 5/01/2012 (c)                             278
NR*      NR*          1,030     (Pennsylvania College of Podiatric Medicine), 8.50% due 10/01/2014                 1,130
BBB+     NR*          1,250     Refunding (Allegheny College Project), Series B, 6% due 11/01/2022                 1,248

A+       Aa           2,000   Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding
                              Bonds(Thomas Jefferson University), Series A, 6.625% due 8/15/2009                   2,201

A-       A            1,225   Pennsylvania State, IDA, Economic Development Revenue Bonds, Series A, 7%
                              due 7/01/2001 (f)                                                                    1,402

A+       NR*          1,895   Philadelphia, Pennsylvania, Authority for IDR (National Board of Medical
                              Examiners Project), 6.75% due 5/01/2012                                              2,069

                              Philadelphia, Pennsylvania, Gas Works Revenue Bonds:
AAA      Aaa          1,250     12th Series B, 7% due 5/15/2020 (c)(i)                                             1,544
AAA      Aaa            750     13th Series, 7.70% due 6/15/2001 (f)                                                 889

                              Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                              Authority Revenue Bonds:
A1+      VMIG1++      1,800     (Children's Hospital of Philadelphia Project), VRDN, 3.75%
                                due 3/01/2027 (a)                                                                  1,800
A-       NR*          1,015     (Children's Seashore House), Series A, 7% due 8/15/2017                            1,094
A-       NR*          3,000     (Children's Seashore House), Series B, 7% due 8/15/2022                            3,226
BBB      NR*          3,100     (Northwestern Corp.), 7.125% due 6/01/2018                                         3,320
A-       A            1,500     Refunding (Chestnut Hill Hospital), 6.50% due 11/15/2022                           1,548
AAA      Aaa            500     Refunding (Magee Rehabilitation Hospital), 7% due 12/01/2005 (b)                     561
AAA      Aaa          1,000     Refunding (Magee Rehabilitation Hospital), 7% due 12/01/2010 (b)                   1,123
A-       NR*          3,000     Refunding (Presbyterian Medical Center), 6.65% due 12/01/2019 (i)                  3,591
A-       Baa1         3,500     Refunding (Temple University Hospital), Series A, 6.625% due 11/15/2023            3,678

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)

S&P     Moody's        Face                                                                                      Value
Ratings Ratings       Amount                                     Issue                                         (Note 1a)

Pennsylvania (concluded)
AAA      Aaa        $   360   Philadelphia, Pennsylvania, Municipal Authority, Revenue Refunding
                              Bonds, 7.80% due 4/01/2000 (d)(f)                                                 $    411

AAA      Baa          1,000   Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds, 16th Series,
                              7.50% due 8/01/2001 (f)                                                              1,179

AAA      Aaa          2,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, 5.60%
                              due 8/01/2018 (c)                                                                    2,015

AAA      Aaa          1,000   Reading, Pennsylvania, Revenue Refunding Bonds, GO, UT, 6.50%
                              due 11/15/2002 (b)(f)                                                                1,131

A-       NR*          1,750   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue
                              Refunding Bonds (University of Scranton Project), Series A, 6.50% due
                              3/01/2013                                                                            1,883

AAA      Aaa          2,000   York County, Pennsylvania, GO, LT, South Western School District, 6.40%
                              due 6/15/2002 (d)(f)                                                                 2,175


Puerto Rico--1.5%


AAA      Baa1           310   Puerto Rico Commonwealth, Aqueduct and Sewer Authority Revenue Bonds,
                              Series A, 7% due 7/01/1998 (f)                                                         339

A        Baa1           800   Puerto Rico Commonwealth, Highway Authority, Highway Revenue Refunding
                              Bonds,Series R, 6.75% due 7/01/2005                                                    883

AAA      NR*            740   Puerto Rico Commonwealth, Public Improvement, GO, 7.70% due 7/01/2000 (f)              864

                              Puerto Rico Electric Power Authority, Power Revenue Bonds:
AAA      NR*            100     Refunding, Series M, 8% due 7/01/1998 (f)                                            112
A-       Baa1           190     Series O, 7.125% due 7/01/2014                                                       207

Total Investments (Cost--$146,528)--100.4%                                                                       159,119

Liabilities in Excess of Other Assets--(0.4%)                                                                       (663)
                                                                                                                --------
Net Assets--100.0%                                                                                              $158,456
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)GNMA Collateralized.
(f)Prerefunded.
(g)FSA Insured.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interestrate shown is the rate in effect at January 31, 1996.
(i)Escrowed to maturity.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$146,527,863) (Note 1a)                         $159,119,489
                    Cash                                                                                           3,237
                    Receivable
                      Interest                                                             $  2,437,022
                      Beneficial interest sold                                                  134,642        2,571,664
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       1,244
                    Prepaid registration fees and other assets (Note 1e)                                          24,375
                                                                                                            ------------
                    Total assets                                                                             161,720,009
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    2,566,531
                      Beneficial interest redeemed                                              319,000
                      Dividends to shareholders (Note 1f)                                       186,737
                      Investment adviser (Note 2)                                                71,133
                      Distributor (Note 2)                                                       54,522        3,197,923
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        66,560
                                                                                                            ------------
                    Total liabilities                                                                          3,264,483
                                                                                                            ------------

Net Assets:         Net assets                                                                              $158,455,526
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $    198,080
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                1,111,878
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   32,343
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   26,749
                    Paid-in capital in excess of par                                                         146,063,970
                    Accumulated realized capital losses on investments--net (Note 5)                          (1,569,120)
                    Unrealized appreciation on investments--net                                               12,591,626
                                                                                                            ------------
                    Net assets                                                                              $158,455,526
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $22,926,235 and 1,980,797 shares
                    of beneficial interest outstanding                                                      $      11.57
                                                                                                            ============
                    Class B--Based on net assets of $128,686,401 and 11,118,775 shares
                    of beneficial interest outstanding                                                      $      11.57
                                                                                                            ============
                    Class C--Based on net assets of $3,744,009 and 323,433 shares
                    of beneficial interest outstanding                                                      $      11.58
                                                                                                            ============
                    Class D--Based on net assets of $3,098,881 and 267,493 shares
                    of beneficial interest outstanding                                                      $      11.58
                                                                                                            ============

See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)
V

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $  4,806,089
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    426,426
                    Account maintenance and distribution fees--Class B (Note 2)                 314,969
                    Transfer agent fees--Class B (Note 2)                                        35,549
                    Printing and shareholder reports                                             33,216
                    Accounting services (Note 2)                                                 30,990
                    Professional fees                                                            30,619
                    Account maintenance and distribution fees--Class C (Note 2)                   8,912
                    Pricing fees                                                                  6,498
                    Registration fees (Note 1e)                                                   6,321
                    Transfer agent fees--Class A (Note 2)                                         5,419
                    Custodian fees                                                                4,450
                    Trustees' fees and expenses                                                   3,741
                    Account maintenance fees--Class D (Note 2)                                    1,431
                    Transfer agent fees--Class C (Note 2)                                           868
                    Transfer agent fees--Class D (Note 2)                                           667
                    Amortization of organization expenses (Note 1e)                                 613
                    Other                                                                         2,289
                                                                                           ------------
                    Total expenses                                                                               912,978
                                                                                                            ------------
                    Investment income--net                                                                     3,893,111
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            855,844
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      6,082,969
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 10,831,924
                                                                                                            ============

Statements of Changes in Net Assets
                                                                                            For the Six        For the
                                                                                            Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                         Jan. 31, 1996    July 31, 1995
Operations:         Investment income--net                                                 $  3,893,111     $  7,974,336
                    Realized gain (loss) on investments--net                                    855,844       (2,162,672)
                    Change in unrealized appreciation on investments--net                     6,082,969        2,862,358
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     10,831,924        8,674,022
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (633,424)      (1,403,188)
(Note 1f):            Class B                                                                (3,111,530)      (6,445,060)
                      Class C                                                                   (71,642)         (36,471)
                      Class D                                                                   (76,515)         (89,617)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to shareholders      (3,893,111)      (7,974,336)
                                                                                           ------------     ------------

Beneficial Interest Net increase (decrease) in net assets derived from beneficial
Transactions        interest transactions                                                       718,813       (8,558,779)
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                   7,657,626       (7,859,093)
                    Beginning of period                                                     150,797,900      158,656,993
                                                                                           ------------     ------------
                    End of period                                                          $158,455,526     $150,797,900
                                                                                           ============     ============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                             Class A
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                     January 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  11.07   $  11.00  $  11.39  $  11.04   $  10.27
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .31        .62       .60       .63        .67
                    Realized and unrealized gain (loss) on
                    investments--net                                       .50        .07      (.33)      .36        .77
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .81        .69       .27       .99       1.44
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.31)      (.62)     (.60)     (.63)      (.67)
                      Realized gain on investments--net                     --         --      (.04)     (.01)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.02)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.31)      (.62)     (.66)     (.64)      (.67)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.57   $  11.07  $  11.00  $  11.39   $  11.04
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   7.38%+++   6.54%     2.37%     9.30%     14.53%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .75%*      .77%      .75%      .69%       .55%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .75%*      .77%      .75%      .81%       .97%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.44%*     5.72%     5.30%     5.70%      6.33%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 22,926   $ 23,040  $ 28,239  $ 27,639   $ 17,144
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  28.20%     59.17%    37.73%     9.69%      4.14%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                             Class B
The following per share data and ratios have been derived             For the Six
from information provided in the financial statements.               Months Ended
                                                                      January 31,  For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  11.07   $  11.00  $  11.39  $  11.04   $  10.27
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .28        .56       .54       .58        .62
                    Realized and unrealized gain (loss) on
                    investments--net                                       .50        .07      (.33)      .36        .77
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .78        .63       .21       .94       1.39
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.28)      (.56)     (.54)     (.58)      (.62)
                      Realized gain on investments--net                     --         --      (.04)     (.01)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.02)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.28)      (.56)     (.60)     (.59)      (.62)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.57   $  11.07  $  11.00  $  11.39   $  11.04
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   7.11%+++   6.00%     1.86%     8.75%     13.94%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.26%*     1.28%     1.25%     1.19%      1.06%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.26%*     1.28%     1.25%     1.32%      1.48%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.93%*     5.21%     4.80%     5.19%      5.81%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands).         $128,687   $123,260  $130,418  $109,463   $ 65,599
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  28.20%     59.17%    37.73%     9.69%      4.14%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                    Class C                 Class D

                                                                              For the     For the    For the     For the
The following per share data and ratios have been derived                    Six Months   Period    Six Months   Period
from information provided in the financial statements.                         Ended  Oct. 21, 1994++ Ended   Oct. 21, 1994++
                                                                              Jan. 31,  to July 31,  Jan. 31,  to July 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1996       1995
Per Share           Net asset value, beginning of period                      $  11.07   $  10.68    $  11.08   $  10.68
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .27        .43         .30        .47
                    Realized and unrealized gain on investments--net               .51        .39         .50        .40
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .78        .82         .80        .87
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net.                   (.27)      (.43)       (.30)      (.47)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  11.58   $  11.07    $  11.58   $  11.08
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           7.15%+++   7.83%+++    7.32%+++   8.36%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses                                                     1.36%*     1.38%*       .85%*      .87%*
Average Net                                                                   ========   ========    ========   ========
Assets:             Investment income--net                                       4.81%*     5.05%*      5.33%*     5.65%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  3,744   $  1,868    $  3,099   $  2,630
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          28.20%     59.17%      28.20%     59.17%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Pennsylvania Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

*Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed expense limitation at the time of payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account
                                        Maintenance    Distribution
                                            Fee            Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $263         $2,755
Class D                                  $318         $3,444


For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $105,452 and $359 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $41,689,230 and $42,725,248, respectively.

Net realized and unrealized gains (losses) as of January 31, 1996 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments.           $ 1,144,031     $12,591,626
Financial futures contracts         (288,187)             --
                                 -----------     -----------
Total                            $   855,844     $12,591,626
                                 ===========     ===========


As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $12,591,626, of which $12,664,872 related to appreciated securities and $73,246 related to depreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $146,527,863.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $718,813 and $(8,558,779) for the six months ended January 31, 1996 and for the year ended July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                    Dollar
Ended January 31, 1996                 Shares        Amount

Shares sold                            57,144    $   641,479
Shares issued to share-
holders in reinvestment of
dividends                              29,616        334,461
                                  -----------    -----------
Total issued                           86,760        975,940
Shares redeemed                      (187,922)    (2,129,437)
                                  -----------    -----------
Net decrease                         (101,162)   $(1,153,497)
                                  ===========    ===========

Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           252,327    $ 2,701,007
Shares issued to share-
holders in reinvestment of
dividends                              70,449        759,029
                                  -----------    -----------
Total issued                          322,776      3,460,036
Shares redeemed                      (808,932)    (8,690,691)
                                  -----------    -----------
Net decrease                         (486,156)   $(5,230,655)
                                  ===========    ===========



Class B Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                           946,581    $10,719,757
Shares issued to share-
holders in reinvestment of
dividends                             134,252      1,516,122
                                  -----------    -----------
Total issued                        1,080,833     12,235,879
Shares redeemed                    (1,094,362)   (12,369,921)
Automatic conversion of
shares.                                (6,208)       (71,143)
                                  -----------    -----------
Net decrease                          (19,737)   $  (205,185)
                                  ===========    ===========



Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         1,773,889    $19,140,874
Shares issued to share-
holders in reinvestment of
dividends                             290,703      3,133,419
                                  -----------    -----------
Total issued                        2,064,592     22,274,293
Shares redeemed                    (2,786,939)   (29,948,409)
Automatic conversion of
shares                                    (25)          (252)
                                  -----------    -----------
Net decrease                         (722,372)   $(7,674,368)
                                  ===========    ===========

Class C Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                           176,308    $ 1,982,402
Shares issued to share-
holders in reinvestment of
dividends                               4,142         46,887
                                  -----------    -----------
Total issued                          180,450      2,029,289
Shares redeemed                       (25,765)      (292,522)
                                  -----------    -----------
Net increase                          154,685    $ 1,736,767
                                  ===========    ===========



Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           190,095    $ 2,057,684
Shares issued to share-
holders in reinvestment of
dividends                               2,162         23,850
                                  -----------    -----------
Total issued                          192,257      2,081,534
Shares redeemed                       (23,509)      (258,434)
                                  -----------    -----------
Net increase                          168,748    $ 1,823,100
                                  ===========    ===========

++Commencement of Operations.


Class D Shares for the
Six Months Ended                                     Dollar
January 31, 1996                       Shares        Amount

Shares sold                            42,564    $   484,673
Automatic conversion of
shares.                                 6,203         71,143
Shares issued to share-
holders in reinvestment of
dividends                               3,978         45,362
                                  -----------    -----------
Total issued                           52,745        601,178
Shares redeemed                       (22,652)   $  (260,450)
                                  -----------    -----------
Net increase                           30,093        340,728
                                  ===========    ===========

Class D Shares for the
Period Oct. 21, 1994++ to                           Dollar
July 31, 1995                         Shares        Amount

Shares sold                           241,043    $ 2,563,252
Automatic conversion of
shares                                     25            252
Shares issued to share-
holders in reinvestment of
dividends                               6,269         67,928
                                  -----------    -----------
Total issued                          247,337      2,631,432
Shares redeemed                        (9,937)      (108,288)
                                  -----------    -----------
Net increase                          237,400    $ 2,523,144
                                  ===========    ===========


++Commencement of Operations.



5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $970,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
William M. Petty, Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863







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